Exhibit 99.1

News Release

SILVER STATE BANCORP ANNOUNCES SECOND QUARTER RESULTS RELEASE AND

CONFERENCE CALL DATE

HENDERSON, NV - July 31, 2008 - Silver State Bancorp (Nasdaq: SSBX) today announced that it will release its second quarter results at 9:00 AM (Eastern Time)/6:00 AM (Pacific Time) on August 1, 2008 and host a conference call on August 4, 2008 at 12:00 PM Eastern Time/9:00 AM Pacific Time to discuss the Company’s performance and second quarter results. Participants may access the call by dialing 866.825.3209 (International dial 617.213.8061) using the pass code 28072676. The call will be recorded and made available for replay after 8:00 PM Eastern Time on August 4, 2008 until 11:59 PM Eastern Time August 11, 2008 by dialing 888-286-8010 (International dial 617-801-6888) using the pass code 74374027. A replay will also be available via web broadcast at www.silverstatebancorp.com.

About Silver State Bancorp

Silver State Bancorp, through its wholly owned subsidiary Silver State Bank, currently operates thirteen full service branches, whose depositors are insured to the statutory limits provided by the FDIC, in southern Nevada and four full service branches in the Phoenix/Scottsdale market area. Silver State Bank also operates loan production offices located in Nevada, California, Washington, Oregon, Utah, Colorado and Florida. Please visit www.silverstatebancorp.com for more information.

Forward-Looking Statements

This press release contains forward-looking statements. Terms such as “will,” “should,” “plan,” “intend,” “expect,” “continue,” “believe,” “anticipate,” “seek,” and similar expressions are forward-looking in nature and reflect management’s view only as the date hereof. Actual results and events could differ materially from those expressed or anticipated and are subject to a number of risks and uncertainties including but not limited to fluctuations in interest rates, asset quality, government regulations, economic conditions and competition in the geographic and business areas in which Silver State Bancorp conducts its operations. We undertake no obligation to review or update any forward-looking statements, whether as a result of new information, future events, or otherwise.

CONTACT:

Stern And Company

Steve Stern, 702-240-9533

steve@sdsternpr.com

SOURCE: Silver State Bancorp